Supplement, dated September 18, 1997, to the prospectus, dated March 1, 1997 of
           Seligman Henderson Global Fund Series, Inc. (the "Fund")


      The following supplements the information set forth in the Fund's prospectus under "Purchase of Shares."


      There is no minimum investment required for investors who purchase shares of the Series through wrap fee programs.


EQSH5-9/97